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                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                             )       CHAPTER 11

DVI, INC., et al.,                 )       Case Nos. 03-12656 through 03-12658
                                                      (MFW)

                Debtors.           )       (Jointly Administered)

                     FIRST REPORT OF THE LIQUIDATING TRUSTEE

            1. On December 10, 2004, (the "Appointment Date"), the Liquidating Trust Agreement (the "Agreement") was executed establishing the DVI Liquidating Trust (the "Trust") in accordance with the First Amended Joint Plan of Liquidation of the Debtor dated October 8, 2004 (the "Plan"), which Plan was confirmed by order of this Court dated November 24, 2004 (the "Confirmation Order"). As set forth in the Confirmation Order and the Agreement, Dennis J. Buckley has been appointed the Liquidating Trustee (the "Trustee") of the Trust.

            2. All capitalized terms in this Report not otherwise defined herein have the meanings given to them in the Plan.

            3. Pursuant to Article 7.15 of the Plan and Section 4.14 of the Agreement, the Trustee is required to file quarterly reports with the Bankruptcy Court.

            4. This Report covers the period from December 10,2004 through and including December 31, 2004 (the "Report Period").

            5. Segregated Funds: On the effective date the Trustee established three segregated deposit accounts to be used solely for the purposes described in the Plan and Agreement. Pursuant to the Plan the Debtor transferred to the Trust $3,910,489.27 on the effective date to fund the deposit accounts.

                  a) Litigation Fund: Effective date transfer from the Debtor of $1,003,801.27. During the report period the Trustee transferred $180,000.00 to the Trust Administrative Fund as required by the Agreement and disbursed $102,802.01 to Committee Accountants pursuant to approved pre effective fee applications. At the end of the report period the Trustee held the aggregate amount of $720,999.26 in the Litigation Fund.

                  b) Trust Administrative Fund: as discussed in a), $180,000.00 was transferred into the Trust Administrative Fund from the Litigation Fund. During the report period the Trustee deposited $3,092.22 for reimbursed COBRA medical

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                  payments. Disbursements for the report period were $5,963.77 consisting of (i) $3,963.77 pre effective out of pocket expenses of the Trustee, and, (ii) $2,000.00 annual premiums for the Liquidating Trust bond required by the United States Trustee's Office. At the end of the report period the Trustee held the aggregate amount of $177,128.45 in the Trust Administrative Fund.

                  c) Unencumbered Cash Fund: Effective date transfer from the Debtor of $2,906,688.00. During the report period a deposit of made $23,037.00 for the return of a pre effective disbursement made in error. Disbursement for the report period of $44,933.08 consisting of (i) Court ordered settlements of $40,000.00 (ii) pre effective expenses of the debtor $4,933.08. The Trustee held the aggregate amount of $2,884,791.92 in the Unencumbered Cash Fund as at the end of the report period.

At the end of the report period the aggregate cash held by the Trustee in the Segregated Funds is $3,782,919.63.

            6. Estimated Trust Assets and Liabilities as at 12/31/04:
Insufficient information was available to estimate certain assets and liabilities of the Trust due to this report date prior to the Administrative Bar date, and the resolution of several Omnibus Objections to claims. The subsequent quarterly report will include an estimated value of these assets and liabilities as determined by the Trustee.

Assets:

       Segregated Funds from Section 5                                            $  3,782,919.63

       Collection Account maintained by
       Asset Manager pursuant to the
       Asset Management Agreement                                                      311,861.63

       Preference Litigation Recoveries
       as of the report date insufficient
       information is available to estimate                                                   TBD (1)

       Litigation Recoveries
       as of the report date insufficient
       information is available to estimate                                                   TBD (1)

       Net Asset Liquidation Value as estimated
       by Asset Manager. (Release Price $54,158,270
       less Collections to date $12,328,475 and
       Estimated future servicing expenses of $4,000,000)                          37,829,795. 00
                                                                                  ---------------

       Estimated Total Assets                                                     $ 41,924,576.26
                                                                                  ===============

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
Liabilities:
       DIP Facility as at 12/31/04
       Principal                                                                  $   46,337,767.67
       Interest                                                                          641,186.66 (3)
                                                                                  -----------------

       Principal and Interest                                                     $   46,978,954.33

       Administrative Claims - Bar Date is 1/10/05
       as of the report date insufficient information
       is available to estimate.                                                                TBD (2)

       Priority Tax and other Priority Claims - as of the
       report date insufficient information is available to
       estimate.                                                                                TBD (2)

       Balance of unpaid Professional Fees estimated by debtor
       and additional billings through the effective date
       received by Trustee. To be paid from final draw
       on the DIP loan transferred to the Trust
       Unencumbered Cash Fund.                                                         2,007,641.00 (2)

       Balance of Expenses estimated by Debtor but
       not paid as at 12/10/04 included in final draw
       on DIP loan.                                                                       89,802.00

       Additional Pre effective invoices received by Trustee
       through 12/31/04.                                                                  98,927.00
                                                                                  -----------------

       Estimated Total Liabilities                                                $   49,175,234.33
                                                                                  =================

            Footnotes:

            (1) Preference Litigation Recoveries and Litigation Recoveries were estimated in the DVI Liquidation Analysis Pursuant to the Plan with a low to high range of $2.0 million to $4.0 million and $35.0 million to $120.0 million respectively.

            (2) In the Liquidation Analysis, Priority Tax and other Priority Claims were estimated at $4.5 million and $.3 million respectively. Administrative Fees and Expenses were estimated at $9.7 million which included professional fees of $4.7 million as at August 20, 2004 and $5.0 million of projected incremental professional fees and expenses through the effective date of the Plan.

            (3) Not including DIP Additional Interest

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            7. Pursuant to the Plan and the Asset Management Agreement the
following assets were sold during the report period:

                  a) Property in Scottsdale Arizona sale closed 12/10/05 for $1,451,425.53

                  b) Settlement agreement with Liquidating Company for Dolphin Medical Inc., Cash proceeds of $950,000.00 received 12/10/04.

            Total Proceeds from assets sold of $2,401,425.53 deposited in the Collection Account maintained by the Asset Manager. On 12/14/04 $2,200,000.00 was wired to the Agent for the DIP Lender and applied to the DIP Facility loans outstanding and reflected in the balance as at 12/31/04. The balance of proceeds from the sale of the assets is retained by the Asset Manager in the Collection Account as at the end of the report period.

            8. Litigation

                  a. Rec. III Litigation.

            Prior to confirmation, the Creditors' Committee commenced an adversary proceeding (Adv. Pro. No. 03-57446-MFW) against Rec. III, John Does Nos. 1 through 50, Nomura Credit & Capital, Inc. ("Nomura"), U.S. Bank, XL Capital Assurance Inc. ("XL"), Harris Nesbitt Corp. ("Harris Nesbitt" and, collectively with Nomura, U.S. Bank, XL, and Harris Nesbitt, the "Defendants"). The claims asserted in the adversary proceeding focus upon two separate series of notes issued by Rec. III (collectively, the "Notes"). The first series of Notes was issued to an affiliate of defendant Harris Nesbitt. The second series of Notes was sold to defendant Nomura.

            On or about December 2001, DVIBC completed a $100 million commercial paper conduit with defendant Harris Nesbitt, consisting of $92,220,000.00 in Class A Notes and $7,780,000.00 in Class B Notes (the "Series 2001-1 Notes"). Defendant XL is the insurer of the Series 2001-1 Class A Notes. By virtue of this insurance policy, all payments made by the Debtors, which resulted in payments to Harris Nesbitt on the Class A Notes, ultimately benefited XL. On or about February 28, 2003, DVIBC completed a $75 million debt facility with defendant Nomura (together with Harris Nesbitt and XL, the "SPV Noteholders"), and issued the Series 2003-1 Notes to Nomura.

            In connection with the issuance of certain of the notes, Debtor DVIBC guaranteed the payment obligation of Rec. III to the SPV Noteholders with respect to the Series 2001 Class B Note, and Debtor DVI also agreed to guarantee DVIBC's obligations as servicer of the Rec. III portfolio. Further, pursuant to the Indenture and to a Contribution and Servicing Agreement, as well as a Pledge Agreement dated December 19, 2001, DVIBC had pledged all of its ownership interest in Rec. III to U.S. Bank, as the Indenture Trustee, to secure the obligations of DVIBC and Rec. III to the SPV Noteholders.

            On February 18, 2004, the Bankruptcy Court granted the Creditors' Committee authority to prosecute this adversary proceeding and to challenge the transfers detailed below. On April 16, 2004, the Creditors' Committee filed its Amended Complaint.

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            On June 10, 2004, the defendants moved to dismiss the Amended
Complaint. On July 9, 2004, the Creditors' Committee filed the Memorandum of Law of the Official Committee of Unsecured Creditors in Opposition to the Defendants' Motion to Dismiss the Amended Complaint. On July 23, 2004, the Defendants filed the Defendants' Reply Memorandum Of Law In Further Support Of Their Motion To Dismiss The Amended Complaint. The motion is awaiting a ruling by the Bankruptcy Court. Meanwhile, the parties have been proceeding with pre-trial discovery, which has included the exchange of documents and interrogatories.

            Under the schedule established by the July 3, 2004 Order Approving Stipulated Scheduling, depositions may be conducted anytime after September 20, 2004 and all fact discovery was to be completed by December 17, 2004 The Creditors' Committee must designate its expert witnesses and serve the written reports of those experts on or before January 21, 2005; and, the defendants must designate their experts and serve their experts' written reports by March 4, 2005. The depositions of the respective experts are to take place between March 14, 2005 and April 1, 2005. The plaintiff's draft of the pre-trial order must be served on the defendants by May 2, 2005. The final pre-trial conference will be held on July 11, 2005.

            On January 5, 2005, the parties submitted a proposed Stipulated Amended Scheduling Order to the Bankruptcy Court, which would modify the forgoing schedule.

            b. D&O Litigation.

            By an order entered on June 9, 2004, the Bankruptcy Court also granted the Creditors' Committee authority to investigate and, if appropriate, prosecute claims against the Debtors' pre-petition officers and directors. Thereafter, the Creditors' Committee filed an action in the United States District Court for the District of Delaware against certain of the Debtors' pre-petition officers and directors, Civil Action No. 04-955 (the "D&O Action"). The Creditors' Committee's Complaint in the D&O Action asserts claims against the following individuals:

            -     Michael A. O'Hanlon, formerly the CEO and President of the
Debtors;

            - Steven R. Garfinkel, formerly the Executive Vice President and Chief Financial Officer of the Debtors;

            - Richard E. Miller, formerly Executive Vice President and President of DVI-FS;

            - John P. Boyle, formerly the Chief Accounting Officer and Secretary of the Debtors;

            -     Anthony J. Turek,: formerly Chief Credit Officer of the
Debtors;

            - Raymond D. Fear, formerly Vice President of DVI and member of the Credit Committee;

            - Gerald L. Cohn - Director since 1986, and also a member of the Credit Committee;

            -     William S. Goldberg - Director since 1995;

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            -     John E. McHugh - Director since 1990;

            -     Harry T.J. Roberts - Director since 1996; and

            -     Nathan Shapiro - Director since 1995.

            The Creditors' Committee's Complaint in the D&O Action alleges that the aforementioned officer and director defendants (collectively, the "D&O Defendants") caused the Debtors' insolvency and materially exacerbated the Debtors' deepening insolvency over the course of several years, culminating in the Debtors' bankruptcy filing on the Petition Date, by, inter alia: (i) disregarding the Debtors' manifest operational, financial and reporting problems; (ii) disregarding their duties of good faith, loyalty, and care to the Debtors and their creditors; (iii) improperly expending corporate resources; and, (iv) making preferential transfers, and wrongful and fraudulent transfers, of the Debtors' assets without obtaining commensurate benefit for the Debtors.

            On December 6, 2004, the Defendants filed the following eight (8) separate motions to dismiss this action:

            1. Motion by Michael A. O'Hanlon to Dismiss Pursuant to Fed.R.Civ.P 12(b)(1) and 12(b)(6) ("O'Hanlon Br.");

            2. Motion by Steven R. Garfinkel to Dismiss ("Garfinkel" Br.);

            3. Motion by Harry T.J. Roberts with Proposed Order to Dismiss Plaintiff's Complaint Pursuant to FRCP 12(b)(6) ("Roberts Br.");

            4. Motion by John P. Boyle and Raymond D. Fear to Dismiss the Complaint ("Boyle Br.");

            5. Motion by Anthony J. Turek for an Order Dismissing Plaintiff's Complaint for Lack of Jurisdiction and for Failure to State a Claim Upon Which Relief Can Be Granted ("Turek Br.");

            6. Motion by Gerald L. Cohn to Dismiss the Complaint ("Cohn Br.");

            7. Motion by Richard E. Miller to Dismiss ("Miller Br.")

            8. Motion by William S. Goldberg, Gerald L. Cohn and Nathan Shapiro to Dismiss Pursuant to FRCvP 12(b)(1) and 12(b)(6) ("Golberg Br.").

The Trust intends to oppose the motions and its opposition papers must be filed with the District Court on or before January 21, 2005.

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Dated:  January 14, 2005                 DENNIS J. BUCKLEY, LIQUIDATING
                                         TRUSTEE

                                         By his counsel,

                                         MONZACK AND MONACO, P.A.

                                         By: __________________________________
                                         Francis A. Monaco, Esq. (#2078)
                                         Joseph J. Bodnar, Esq. (#2512)
                                         1201 Orange Street, Suite 400
                                         Wilmington, Delaware  19801
                                         (302) 656-8162

                                         - and -

                                         ANDERSON KILL & OLICK, P.C.
                                         Michael J. Venditto, Esq.
                                         1251 Avenue of the Americas
                                         New York, New York 10020
                                         (212) 278-1000

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